                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549


                                  FORM 8-K


                               CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934



     Date of Report (Date of earliest event reported):  January 31, 1994


                         DAUPHIN DEPOSIT CORPORATION
- --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)



       Pennsylvania                      0-8415                23-1938831
- -------------------------------        -----------       -----------------------
(State or other jurisdiction of        (Commission       (I.R.S. Employer
incorporation or organization)         File No.)         Identification Number)


    213 Market Street, Harrisburg, Pennsylvania                   17105
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   (Address of principal executive offices)                    (Zip Code)


             Registrant's telephone number, including area code:

                               (717) 255-2121


                               NOT APPLICABLE
- --------------------------------------------------------------------------------
           (Former name or address, if changed, since last report)


Exhibit Index on page 4.

ITEM 5   OTHER EVENTS.
         ------------


         Effective January 1, 1994, Valley Bancorp., Inc., a Pennsylvania corporation and bank holding company ("Valley"), was merged with and into Dauphin Deposit Corporation ("Dauphin"), under the Articles of Incorporation of Dauphin and under the title of "Dauphin Deposit Corporation". A Current Report on Form 8-K disclosing the acquisition was filed with the Securities and Exchange Commission on January 5, 1994.

         The acquisition was accounted for by Dauphin as a pooling of interests. This method of accounting for business combinations is designed to present as a single interest two or more common stockholder interests that previously were independent. One of the required criteria for pooling of interests accounting is that the parties to the business combination must share mutually in the combined risks and rights of the transaction. In order to satisfy this risk sharing criteria of pooling of interests accounting, Securities and Exchange Commission Accounting Series Release 135 provides that the risk sharing will have occurred if no affiliate of either party to the merger transaction sells or otherwise disposes of any common stock received in the transaction until such time as financial results covering at least 30 days of post-merger combined operations have been published.

         In order to satisfy the risk sharing criteria, and thereby allow affiliates of either party to the transaction to sell or otherwise dispose of Dauphin common stock acquired in the merger, provided that such sale or disposition complies with SEC Rules 145 and 144 regarding resales of common stock acquired in a business combination, Dauphin hereby publishes its Consolidated Balance Sheet and Consolidated Statement of Income for the 30 day periods ended January 31, 1994 and January 31, 1993, respectively. These unaudited financial statements are attached to this Current Report as Exhibits 99(a) and 99(b) and by this reference incorporated herein. Such financial statements reflect the required 30 days of post-merger combined operations as required by SEC Accounting Series Release 135.

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

ITEM 7   FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------


               (c)  Exhibits.

                    99(a) -   Dauphin Deposit Corporation
                              Unaudited Consolidated Balance Sheet
                              for the 30 day periods ended January
                              31, 1994 and January 31, 1993.

                    99(b) -   Dauphin Deposit Corporation
                              Unaudited Consolidated Statement of
                              Income for the 30 day periods ended
                              January 31, 1994 and January 31,
                              1993.

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                              DAUPHIN DEPOSIT CORPORATION


                              By: /s/ Dennis L. Dinger
                                 ------------------------------
                                   Dennis L. Dinger
                                   Executive Vice President and
                                   Chief Financial Officer

Date:  February 23, 1994

                                EXHIBIT INDEX
                                -------------

Exhibit No.                                                      Page No.
- -----------                                                      --------
   99(a)        Dauphin Deposit Corporation Unaudited               5
                Consolidated Balance Sheet for the 30
                day periods ending January 31, 1994 and
                January 31, 1993.

   99(b)        Dauphin Deposit Corporation Unaudited               6
                Consolidated Statement of Income for the
                30 day periods ended January 31, 1994 and
                January 31, 1993.

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